Exhibit 10.1

AMENDMENT NO. 1

to

CONTRACT OF EMPLOYMENT

between

(1) FOSTER WHEELER MANAGEMENT LIMITED

and

(2) STEPHEN ROSTRON

THIS DEED is made on March 3, 2014

BETWEEN

(1)	FOSTER WHEELER MANAGEMENT LIMITED incorporated and registered in England and Wales with company number 05344191 whose registered office is at Shinfield Park, Shinfield, Reading, Berkshire RG2 9FW (the “Company”); and

(2)	STEPHEN ROSTRON of 358 Lichfield Road, Four Oaks, Birmingham, West Midlands, B74 4BH (“you”)

BACKGROUND

(A)	The Company entered into a Contract of Employment with you which was prepared on 24 April 2013 and effective on and from 27 August 2013 (the “Contract”).

(B)	It has been agreed between the Company and you that the terms of the Contract should be amended as set out in clause 3.

(C)	You and the Company have agreed that the amendment in clause 3 shall have effect on and from 27 August 2013.

THIS DEED PROVIDES THAT

1.0	DEFINITIONS

1.1	Terms that are not specifically defined in this Deed shall have the definition provided in the Contract.

1.2	The headings in this Deed are inserted for convenience only and shall not affect its construction.

2.	CONSIDERATION

For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in further consideration of the mutual promises, covenants and undertakings contained in the Contract, the parties agree that the Contract is amended effective on and from 27 August 2013 as set out in clause 3 below.

3.	AMENDMENT TO SIGN-ON EQUITY TERMS

The paragraph in section 3.1 of the Contract which reads as follows:

“Furthermore, if your employment is terminated by the Company without notice before the relevant vesting dates listed above, the outstanding Replacement RSUs will vest in full on your Termination Date (as defined below).”

is hereby deleted in its entirety and replaced with the following paragraph:

“Furthermore, if before the relevant vesting dates listed above, your employment is terminated (i) without Cause by the Company or (ii) due to your Resignation for Good Reason or (iii) due to your Resignation for Good Reason During a Change in Control Period, ((i), (ii) and (iii) in this paragraph shall have the same meaning as set out in the Foster Wheeler AG Senior Executive Severance Plan (as amended from time to time)), the outstanding Replacement RSUs will vest in full upon the termination of your employment.”

3.	CHANGES TO THE CONTRACT

Other than as expressly set forth in this Deed, the Contract remains unchanged.

4.	COUNTERPARTS

This Deed may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and all the counterparts together shall constitute one and the same instrument.

EXECUTED by the parties as a DEED

EXECUTED as a DEED by FOSTER WHEELER MANAGEMENT LIMITED acting by KENT MASTERS, a director, in the presence of:	) ) ) ) )	/s/ J. Kent Masters

Witness Signature:		/s/ Geraldine Pamphlett

Name:		Geraldine Pamphlett

Address:		2 Northcote Andover Road Oakley, Hampshire RG23 7HD

SIGNED as a DEED by STEPHEN ROSTRON in the presence of:	) ) )	/s/ Stephen Rostron

Witness Signature:		/s/ Geraldine Pamphlett

Name:		Geraldine Pamphlett

Address:		2 Northcote Andover Road Oakley, Hampshire RG23 7HD